UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 10, 2009
(Date of Earliest Event Reported): (August 10, 2009)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 10, 2009, Revlon, Inc. (“Revlon”) issued a press release (“Press Release”) announcing that it had commenced an exchange offer (the “Exchange Offer”) in which each issued and outstanding share of Revlon Class A common stock, par value $0.01 per share (the “Class A Common Stock”), may be exchanged on a one-for-one basis for a newly-issued series of Revlon Series A preferred stock, par value $0.01 per share (the “Series A Preferred Stock”).
Upon the successful completion of the Exchange Offer, which is subject to the non-waivable condition that at least 10,117,669 shares of Class A Common Stock (representing a majority of the Class A Common Stock not beneficially owned by MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes”) are tendered, pursuant to Amendment No. 2 to the Senior Subordinated Term Loan Agreement (the “Loan Amendment”) between Revlon Consumer Products Corporation, Revlon’s wholly owned operating subsidiary (“RCPC”), and MacAndrews & Forbes, the terms of such loan would be amended to extend the maturity date of such loan from August 1, 2010 to four years after the consummation of the Exchange Offer and change its interest rate from 11% to 12.75% per annum.
The foregoing summary of the Loan Amendment is qualified in its entirety by reference to the Loan Amendment, which is incorporated by reference into this Item 1.01, and a copy of which is attached as Exhibit 10.1.
A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Senior Subordinated Term Loan Agreement, dated August 10, 2009 (incorporated by reference to Exhibit (d)(3) to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO of Revlon, Inc. filed with the Securities and Exchange Commission on August 10, 2009).

99.1	Press Release dated August 10, 2009 (incorporated by reference to Exhibit (a)(5)(A) to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO of Revlon, Inc. filed with the Securities and Exchange Commission on August 10, 2009).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources Chief Legal Officer and General Counsel

Date: August 10, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Senior Subordinated Term Loan Agreement, dated August 10, 2009 (incorporated by reference to Exhibit (d)(3) to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO of Revlon, Inc. filed with the Securities and Exchange Commission on August 10, 2009).

99.1	Press Release dated August 10, 2009 (incorporated by reference to Exhibit (a)(5)(A) to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO of Revlon, Inc. filed with the Securities and Exchange Commission on August 10, 2009).

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